SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2002
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                         PROVIDIAN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-12897                         94-2933952
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(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 16, 2002, Providian National Bank issued a press release announcing that it has agreed to sell its interests in the Providian Master Trust to a subsidiary of J.P. Morgan Chase & Co. The press release is attached as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Item 7.  Exhibits.

     Exhibit 99.1  Press Release dated January 16, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                              By:      PROVIDIAN NATIONAL BANK,
                                       Servicer


                                       By: /s/ Daniel Sanford
                                           ------------------------------
                                           Daniel Sanford
                                           Senior Vice President and Controller

Date:  January 18, 2002

                                  EXHIBIT INDEX


Exhibit No.       Description
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Exhibit 99.1      Press Release dated January 16, 2002.